SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 26, 2004


                            Group 1 Automotive, Inc.
             (Exact name of Registrant as specified in its charter)


     Delaware                  1-13461                         76-0506313
(State or other         (Commission File Number)            (I.R.S. Employer
 jurisdiction of                                             Identification No.)
 incorporation or
 organization)



                            950 Echo Lane, Suite 100
                              Houston, Texas 77024
               (Address of principal executive offices) (Zip code)

                                 (713) 647-5700
               (Registrant's telephone number including area code)

Item 7.  Financial Statements and Exhibits


     (c) Exhibits

         99.1 Press Release of Group 1 Automotive, Inc. dated as of February 26, 2004 reporting on financial results.


Item 12. Results of Operations and Financial Condition

         On February 26, 2004, Group 1 Automotive, Inc., a Delaware corporation (the "Company"), announced its financial results for the fourth quarter and full year ended December 31, 2003. On February 26, 2004, the Company issued a press release relating to such financial results.

         As provided in General Instructions B.6 of Form 8-K, the information in this Current Report shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                  Group 1 Automotive, Inc.

         February 26, 2004        By: /s/ Scott L. Thompson
-------------------------------     --------------------------------------------
               Date                 Scott L. Thompson, Executive Vice President,
                                    Chief Financial Officer and Treasurer

                                INDEX TO EXHIBITS


Exhibit No.       Description

      99.1 Press Release of Group 1 Automotive, Inc. dated as of February 26, 2004 reporting on financial results.